                                                                   Exhibit 10.11

                                Promissory Note
                                ---------------

$103,000,000.00                                              November 25, 1997

      FOR VALUE RECEIVED, the undersigned, DS HOTEL LLC, a Delaware limited liability company ("MAKER"), promises to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, its successors and assigns ("HOLDER"), on or before the Stated Maturity Date at such place as Holder may from time to time designate in writing, the principal sum of ONE HUNDRED THREE MILLION DOLLARS ($103,000,000) in lawful money of the United States of America, together with interest thereon, to be computed and paid as specified in Section 1 below.

      Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement (the "LOAN AGREEMENT"), dated as of November 25, 1997, by and between Maker and Holder. This is the Note referred to in the Loan Agreement. The terms of this Note are hereby supplemented in full by the terms of the Loan Agreement, the Mortgage and the other Loan Documents, including, without limitation, with respect to Loan repayment and Defeasance, Yield Maintenance Payments, offsets, counterclaims and defenses and expenses of Lender.


   1. PAYMENTS OF PRINCIPAL AND INTEREST

      Commencing with the Payment Date on December 11, 1997, and on each and every Payment Date thereafter through but excluding the Stated Maturity Date, the principal amount of the Loan and interest thereon at the applicable Interest Rate shall be payable in monthly installments of principal and interest (computed on the basis of the actual number of days in the Interest Accrual Period), as set forth in Schedule A attached hereto. In addition, as set forth
                         ----------
in the Loan Agreement, commencing with the Anticipated Repayment Date, and on each and every Payment Date thereafter through the Stated Maturity Date, Maker shall make additional payments of principal and interest on the Loan in accordance with Section 2.2.1(e) thereof. On the date hereof, Maker shall make a payment of interest only on the Loan at the Initial Interest Rate for the period beginning on the date hereof to but excluding the Payment Date on December 11, 1997.

      On the Stated Maturity Date, payment in full of all remaining obligations of Maker under this Note, the Loan Agreement and the other Loan Documents shall be due and paid.

      Payments made at any time hereon (including payments from the proceeds of any sale of any Collateral (as hereinafter defined)) pursuant to any of the Loan Documents shall be applied as provided in the Loan Agreement and the Mortgage. For purposes of this Note, "COLLATERAL" shall mean all monies, accounts, instruments and other property

(including, without limitation, all rent, revenues, issues, Proceeds, profits, security and other monies payable or receivable under any Loan Document or with respect thereto and the after-acquired property clauses thereof) subject or intended to be subject to the lien of the Mortgage and the other Loan Documents for the performance by Maker of its obligations thereunder or hereunder as of any particular time, and the proceeds of the foregoing.


   2. SECURITY FOR THE LOAN.

      This Note is secured by, among other things, the Mortgaged Property, including all assets of Maker related thereto, pursuant to the Mortgage encumbering the Land (as defined in the Mortgage) and Improvements and granting a Lien on and security interest in certain other property described therein, and by other Loan Documents affecting and granting a Lien on and security interest in other portions of the Collateral.


   3. EVENTS OF DEFAULT.

      The entire Debt or any portion thereof, shall without notice, except such notice as is required under the terms of any Loan Document, become immediately due and payable at the option of Holder, unless otherwise specified under the applicable Loan Document, if an Event of Default shall have occurred and be continuing. In the event that Holder retains counsel to collect all or any part of the Debt, or to protect, or foreclose the Collateral, Maker agrees to pay reasonable costs of collection incurred by Holder, including reasonable attorneys' fees.


   4. DEFAULT INTEREST RATE.

      Maker does hereby agree that, if an Event of Default shall have occurred and is continuing, Maker shall pay interest at the Default Rate on the outstanding amount of the Loan and due but unpaid interest thereon, upon demand from time to time, to the extent permitted by applicable law.


   5. AUTHORITY.

      Maker represents that it has full power, authority and legal right to execute and deliver this Note and to perform its obligations hereunder, and that this Note constitutes the valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether considered in proceedings at law or in equity.


   6. NOTICES.

      All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.


   7. CONSENT TO JURISDICTION; GOVERNING LAW.

      (a) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY MAKER AND ACCEPTED BY HOLDER IN THE STATE OF NEW YORK, AND THE PROCEEDS DELIVERED PURSUANT HERETO WERE DIS BURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO NOTES MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, IT BEING UNDERSTOOD THAT THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF THE NOTE AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR UNDER THE LOAN AGREEMENT.
   TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST MAKER OR HOLDER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND MAKER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MAKER HEREBY IRREVOCABLY SUBMITS

   TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. MAKER DOES HEREBY DESIGNATE AND APPOINT CORPORATION SERVICE COMPANY, WITH OFFICES AT 80 STATE STREET, ALBANY, NY 12207-2543, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF MAKER MAILED OR DELIVERED TO MAKER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON MAKER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. MAKER (I) SHALL GIVE PROMPT NOTICE TO HOLDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO MAINTAIN THE ABOVE-REFERENCED OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.


   8. MISCELLANEOUS.

      (a) No release of any security for the Debt or any Person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of the Loan Documents made by agreement between Holder and any other Person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker or any other Person or party who might be or become liable for the payment of all or any part of the Debt, under the Loan Documents, except as explicitly provided in a writing satisfying the requirements of paragraph 8(c) hereof.

      (b) Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and notice of intent to accelerate the maturity hereof and (except as may be expressly provided for in the Loan Documents) of acceleration.

      (c) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or

   Holder, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      (d) Whenever used, the singular number shall include the plural, the plural the singular, and the words "Holder" and "Maker" shall include their respective successors, assigns, heirs, executors and administrators as permitted under the Loan Documents.


      9. EXCULPATION

         NOTWITHSTANDING ANYTHING HEREIN THAT MAY BE CONSTRUED TO THE CONTRARY, THE TERMS OF SECTION 13.24 OF THE LOAN AGREEMENT RELATING TO THE EXCULPATION OF BORROWER ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN. NO NEGATIVE INFERENCE REGARDING THE TERMS OF THIS NOTE IS TO BE DRAWN BY REFERENCE TO SAID SECTION 13.24 IN ONLY CERTAIN PROVISIONS HEREOF.


      10.  CONFLICTS

         In the event of any conflict between the provisions of this Note and the Loan Agreement, the provisions of the Loan Agreement shall control.

      IN WITNESS WHEREOF, Maker has duly executed or has caused its respective duly authorized officers to execute this Note on its behalf, as of the day and year first above written.

                                    MAKER:

                                    DS HOTEL LLC, a Delaware limited liability company

                                    By:  /s/ Patricia K. Brady
                                         -----------------------------
                                         Name: Patricia K. Brady
                                         Title:  Vice President

                                   SCHEDULE A

Amortization Schedule:                             $103,000,000 Grande

                        Interpolated 12-yr UST            5.87%
                        Spread                            1.93%
                        Coupon (Actual/360)               7.80%

                        Amortization                      25.00
                        Anticipated Maturity              12.50
                        Constant                          9.19%




Closing Date:         11/26/97
                                                Senior Place
Payment Date                      Month       Beginning Balance      Interest        Principal      Payment      End Balance
12/11/97                 15           1         103,000,000.00      334,750.00             -       334,750.00   103,000,000.00
 1/11/98                 31           2         103,000,000.00      691,816.67      96,909.57      788,726.24   102,903,090.43
 2/11/98                 31           3         102,903,090.43      691,165.76      97,560.48      788,726.24   102,805,529.94
 3/11/98                 28           4         102,805,529.94      623,686.88     165,039.36      788,726.24   102,640,490.58
 4/11/98                 31           5         102,640,490.58      680,401.96      99,324.28      788,726.24   102,541,166.30
 5/11/98                 30           6         102,541,166.30      666,517.58     122,208.66      788,726.24   102,416,957.64
 6/11/98                 31           7         102,418,957.64      687,914.00     100,812.24      788,726.24   102,318,145.40
 7/11/98                 30           8         102,318,145.40      665,067.95     123,658.30      788,726.24   102,194,487.10
 8/11/98                 31           9         102,194,487.10      686,406.31     102,319.94      788,726.24   102,092,167.17
 9/11/98                 31          10         102,092,167.17      685,719.06     103,007.18      788,726.24   101,989,159.98
10/11/98                 30          11         101,989,159.98      662,929.54     125,796.70      788,726.24   101,863,363.28
11/11/98                 31          12         101,863,363.28      684,182.26     104,543.96      788,726.24   101,758,818.30
12/11/98                 30          13         101,768,819.30      661,432.33     127,293.92      788,726.24   101,631,525.38
 1/11/99                 31          14         101,831,525.36      682,625.08     106,101.16      788,726.24   101,525,424.22
 2/11/99                 31          15         101,525,424.22      681,912.43     106,613.81      788,726.24   101,418,610.41
 3/11/99                 28          16         101,418,610.41      615,272.90     173,453.34      788,726.24   101,246,167.07
 4/11/99                 31          17         101,246,167.07      680,029.97     106,696.27      788,726.24   101,136,460.80
 5/11/99                 30          18         101,136,460.80      657,387.00     131,339.25      788,726.24   101,005,121.56
 6/11/99                 31          19         101,005,121.56      678,417.73     110,308.51      788,726.24   100,894,813.05
 7/11/99                 30          20         100,894,813.05      655,816.29     132,909.96      788,726.24   100,761,903.09
 8/11/99                 31          21         100,761,903.09      676,784.12     111,942.13      788,726.24   100,649,960.97
 9/11/99                 31          22         100,649,960.97      676,032.24     112,694.00      788,726.24   100,537,266.97
10/11/99                 30          23         100,537,266.97      653,492.24     135,234.01      788,726.24   100,402,032.96
11/11/99                 31          24         100,402,032.96      674,366.99     114,359.25      788,726.24   100,287,673.71
12/11/99                 30          25         100,287,673.71      651,869.68     136,856.36      788,726.24   100,150,817.34
 1/11/00                 31          26         100,150,817.34      672,679.66     116,046.58      788,726.24   100,034,770.76
 2/11/00                 31          27         100,034,770.76      671,900.21     116,828.03      788,726.24    99,917,944.73
 3/11/00                 29          28          99,917,944.73      627,817.75     160,908.49      788,726.24    99,757,036.24
 4/11/00                 31          29          99,757,036.24      670,034.76     118,691.48      788,726.24    99,638,344.76
 5/11/00                 30          30          99,638,344.76      647,649.24     141,077.00      788,726.24    99,497,257.76
 6/11/00                 31          31          99,497,267.76      668,289.98     120,438.28      788,726.24    99,376,831.50
 7/11/00                 30          32          99,376,831.50      645,949.40     142,776.64      788,726.24    99,234,054.66
 8/11/00                 31          33          99,234,054.66      686,522.07     122,204.17      788,726.24    99,111,850.40
 9/11/00                 31          34          99,111,850.40      685,701.26     123,024.98      788,726.24    98,988,825.51
10/11/00                 30          35          98,988,825.51      643,427.37     145,298.88      788,726.24    98,843,526.64
11/11/00                 31          36          98,843,526.64      663,899.02     124,827.22      788,726.24    98,718,899.42
12/11/00                 30          37          98,718,899.42      641,671.55     147,054.69      788,726.24    98,571,644.72
 1/11/01                 31          38          98,671,644.72      662,072.88     126,853.36      788,726.24    98,444,991.36
 2/11/01                 31          39          98,444,991.36      661,222.19     127,504.05      788,726.24    98,317,487.31
 3/11/01                 28          40          98,317,487.31      596,459.42     192,266.62      788,726.24    96,125,220.49
 4/11/01                 31          41          96,125,220.49      659,074.40     129,651.64      788,726.24    97,995,568.65
 5/11/01                 30          42          97,995,568.65      638,971.20     151,755.04      788,726.24    97,843,513.60
 6/11/01                 31          43          97,843,513.60      657,184.26     131,541.96      788,726.24    97,712,271.65
 7/11/01                 30          44          97,712,271.65      635,129.77     153,596.48      788,726.24    97,558,675.17
 8/11/01                 31          45          97,558,675.17      655,260.10     133,457.14      788,726.24    97,425,218.03
 9/11/01                 31          46          97,425,218.03      654,372.71     134,353.53      788,726.24    97,290,864.50
10/11/01                 30          47          97,290,864.50      632,390.62     156,335.62      788,726.24    97,134,528.88
11/11/01                 31          48          97,134,528.88      552,420.25     136,305.99      788,726.24    96,998,222.89
12/11/01                 30          49          96,998,222.89      630,488.45     158,237.79      788,726.24    96,839,985.10
 1/11/02                 31          50          96,839,985.10      650,441.90     138,284.34      788,726.24    96,701,700.76
 2/11/02                 31          51          96,701,700.76      649,513.09     139,213.15      788,726.24    96,582,487.61
 3/11/02                 28          52          96,562,487.61      585,812.42     202,913.82      788,726.24    96,359,573.79
 4/11/02                 31          53          96,359,573.79      647,215.14     141,511.10      788,726.24    96,218,062.69
 5/11/02                 30          54          96,218,062.69      625,417.41     163,308.83      788,726.24    96,054,753.85
 6/11/02                 31          55          96,054,753.85      645,167.76     143,558.46      788,726.24    95,911,195.38
 7/11/02                 30          56          95,911,195.38      623,422.77     165,303.47      788,726.24    95,745,091.91
 8/11/02                 31          57          95,745.891.91      643,093.24     145,633.00      788,726.24    95,600,258.91
 9/11/02                 31          58          95,600,258.91      642,115.07     146,611.17      788,726.24    95,453,647.74
10/11/02                 30          59          95,453,647.74      620,446.71     168,277.53      788,726.24    95,285,370.21
11/11/02                 31          60          95,285,370.21      640,000.07     146,726.17      788,726.24    95,136,644.03
12/11/02                 30          61          95,136,544.03      618,366.19     170,338.05      788,726.24    94,966,305.98
 1/11/03                 31          62          94,966,305.98      637,857.02     150,869.22      788,726.24    94,815,436.76
 2/11/03                 31          63          94,815,436.76      636,843.68     151,882.56      788,726.24    94,683,554.20
 3/11/03                 28          64          94,683,554.20      574,292.23     214,434.01      788,726.24    94,449,120.19
 4/11/03                 31          65          94,449,120.19      634,383.26     154,342.98      788,726.24    94,294,777.21

Amortization Schedule:                             $103,000,000 Grande

                        Interpolated 12-yr UST            5.8%
                        Spread                            1.93%
                        Coupon (Actual/360)               7.80%

                        Amortization                      25.00
                        Anticipated Maturity              12.50
                        Constant                          9.919%




Closing Date:         11/26/97
                                                Senior Place
Payment Date                      Month       Beginning Balance      Interest        Principal      Payment      End Balance
 5/11/03                 30          66          94,294,777.21      612,916.05     175,810.19      788,726.24    94,118,967.02
 6/11/03                 31          67          94,118,967.02      632,165.73     158,560.51      788,726.24    99,062,406.51
 7/11/03                 30          68          93,962,406.51      610,755.64     177,970.60      788,726.24    93,784,435.91
 8/11/03                 31          69          93,784,435.91      629,918.79     158,807.45      788,726.24    93,625,626.46
 9/11/03                 31          70          93,625,628.46      628,852.14     159,874.10      788,726.24    93,465,754.36
10/11/03                 30          71          93,465,754.36      607,527.40     181,198.84      788,726.24    93,284,555.52
11/11/03                 31          72          93,284,555.52      626,561.26     162,164.98      788,726.24    93,122,390.54
12/11/03                 30          73          93,122,390.54      605,295.54     183,430.70      788,726.24    92,936,959.84
 1/11/04                 31          74          92,938,959.84      624,240.01     164,466.23      788,726.24    92,774,479.61
 2/11/04                 31          75          92,774,479.61      623,135.21     165,591.03      788,726.24    92,606,882.59
 3/11/04                 29          76          92,606,882.59      581,892.48     206,633.76      788,726.24    92,402,048.82
 4/11/04                 31          77          92,402,048.82      620,633.76     168,092.48      788,726.24    92,233,956.34
 5/11/04                 30          78          92,233,956.34      599,620.72     189,205.52      788,726.24    92,044,760.82
 6/11/04                 31          79          92,044,760.82      618,233.76     170,493.33      788,726.24    91,874,258.49
 7/11/04                 30          80          91,874,258.49      507,182.68     191,643.56      788,726.24    91,682.714.93
 8/11/04                 31          81          91,682.714.93      615,802.24     172,924.01      788,726.24    91,509,790.72
 9/11/04                 31          82          91,509,790.72      614,640.76     174,085.48      788,726.24    91,335,705.44
10/11/04                 30          83          91,335,705.44      593,682.09     195,044.16      788,726.24    91,140,661.29
11/11/04                 31          84          91,140,661.29      612,161.44     176,564.80      788,726.24    90,964,096.49
12/11/04                 30          85          90,964,096.49      591,266.63     197,459.61      788,726.24    90,766,656.87
 1/11/05                 31          86          90,766,656.87      609,649.24     179,077.00      788,726.24    90,587,559.88
 2/11/05                 31          87          90,587,559.88      808,448.44     180,279.80      788,726.24    90,407,280.08
 3/11/05                 28          88          90,407,280.08      548,470.83     240,255.41      788,726.24    90,167,024.67
 4/11/05                 31          89          90,167,024.67      605,621.85     183,104.39      788,726.24    90,983,920.28
 5/11/05                 30          90          90,983,920.28      584,895.48     203,830.76      788,726.24    89,780,089.52
 6/11/05                 31          91          89,780,089.52      603,022.93     185,703.31      788,726.24    89,594,386.21
 7/11/05                 31          92          89,594,386.21      582,363.51     206,362.73      788,726.24    89,388,023.46
 8/11/05                 31          93          89,388,023.46      600,389.56     188,336.68      788,726.24    89,199,686.80
 9/11/05                 31          94          89,199,686.80      599,124.66     189,601.68      788,726.24    89,010,085.12
10/11/05                 30          95          89,010,085.12      578,565.55     210,160.66      788,726.24    88,799,924.43
11/11/05                 30          96          88,799,924.43      596,439.49     192,286.76      788,726.24    88,607,637.68
12/11/05                 30          97          88,607,637.68      575,949.64     212,776.60      788,726.24    88,394,061.09
 1/11/06                 31          98          88,394,061.09      593,718.62     195,007.42      788,726.24    88,199,853.66
 2/11/06                 31          99          88,199,853.66      592,409.02     196,317.22      788,726.24    88,003,536.44
 3/11/06                 28         100          88,003,536.44      533,888.12     254,838.12      788,726.24    87,748,698.32
 4/11/06                 31         101          87,748,698.32      580,378.76     189,347.48      788,726.24    87,540,350.84
 5/11/06                 30         102          87,549,350.84      568,070.78     219,655.46      788,726.24    87,329,695.37
 6/11/06                 31         103          87,329,695.37      586,564.45     202,161.79      788,726.24    87,127,533.59
 7/11/06                 30         104          87,127,533.59      566,328.97     222,397.27      788,726.24    86,906,136.31
 8/11/06                 31         105          86,905,136.31      583,712.83     205,013.41      788,726.24    86,700,122.91
 9/11/06                 31         106          86,700,122.91      582,335.83     206,390.42      788,726.24    86,493,732.49
10/11/06                 30         107          86,493,732.49      562,209.26     226,516.96      788,726.24    86,267,215.51
11/11/06                 31         108          86,267,215.51      579,426.13     209,298.11      788,726.24    86,057,917.40
12/11/06                 30         109          86,057,917.40      559,376.46     229,349.78      788,726.24    85,828,567.62
 1/11/07                 31         110          85,828,567.62      576,481.88     212,244.36      788,726.24    85,616,323.26
 2/11/07                 31         111          85,616,323.26      575,058.30     213,619.94      788,726.24    85,402,653.32
 3/11/07                 28         112          85,402,653.32      518,109.43     270,616.81      788,726.24    85,132,036.51
 4/11/07                 31         113          85,132,036.51      571,803.51     216,922.73      788,726.24    84,915,113.78
 5/11/07                 30         114          84,915,113.78      551,948.24     236,778.00      788,726.24    84,678,335.78
 6/11/07                 31         115          84,678,335.78      568,756.16     219,970.09      788,726.24    84,458,365.70
 7/11/07                 30         116          84,458,365.70      548,979.38     239,746.86      788,726.24    84,218,618.83
 8/11/07                 31         117          84,218,618.83      565,668.39     223,057.85      788,726.24    83,995,560.98
 9/11/07                 31         118          83,995,560.98      564,170.18     224,556.06      788,726.24    83,771,004.92
10/11/07                 30         119          83,771,004.92      544,511.53     244,214.71      788,726.24    83,526,790.22
11/11/07                 31         120          83,526,790.22      561,021.61     227,704.63      788,726.24    83,299,085.58
12/11/07                 30         121          83,299,085.58      541,444.06     247,282.16      788,726.24    83,051,803.40
 1/11/08                 31         122          83,051,803.40      557,831.28     230,894.96      788,726.24    82,820,908.44
 2/11/08                 31         123          82,820,908.44      556,280.43     232,445.81      788,726.24    82,588,462.63
 3/11/08                 29         124          82,588,462.63      518,930.84     269,795,40      788,726.24    82,318,667.23
 4/11/08                 31         125          82,318,667.23      552,907.05     235,810.19      788,726.24    82,082,848.04
 5/11/08                 30         126          82,082,848.04      533,538.51     255,187.73      788,726.24    81,827,660.31
 6/11/08                 31         127          81,827,660.31      549,609.12     239,117.12      788,726.24    81,588,543.18
 7/11/08                 30         128          81,588,543.18      530,325.53     258,400.71      788,726.24    81,330,142.47
 8/11/08                 31         129          81,330,142.47      546,267.46     242,458.78      788,726.24    81,087,683.69
 9/11/08                 31         130          81,087,683.69      544,638.94     244,087.30      788,726.24    80,843,596.39

Amortization Schedule:                             $103,000,000 Grande

                        Interpolated 12-yr UST            5.87%
                        Spread                            1.93%
                        Coupon (Actual/360)               7.80%

                        Amortization                      25.00
                        Anticipated Maturity              12.50
                        Constant                          9.19%




Closing Date:         11/26/97
                                                Senior Place
Payment Date                      Month       Beginning Balance      Interest        Principal      Payment      End Balance
10/11/08                 30         131         80,843,596.39       525,483,38     263,242.85      788,726.24   80,580,353.53
11/11/08                 31         132         80,580,353.53       541,231.37     247,494.57      788,726.24   80,332,858.66
12/11/08                 30         133         80,332,858.66       522.163.58     266,562.66      788,726.24   80,066,296.00
 1/11/09                 31         134         80,066,296.00       537,778.62     250,947.62      788,726.24   79,815,348.38
 2/11/09                 31         135         79,815,348.38       536,093.09     252,633.15      788,726.24   79,582,715.23
 3/11/09                 28         136         79,562,715.230      482,680.47     306,045.77      788,726.24   79,256,669.46
 4/11/09                 31         137         79,256,669.46       532,340.63     256,385.61      788,726.24   79,000,283.85
 5/11/09                 30         138         79,000,283.85       513,601.85     275,224.40      788,726.24   78,725,059.46
 6/11/09                 31         139         78,725,059.45       528,769.98     259,956.26      788,726.24   78,465,103.19
 7/11/09                 30         140         78,465,103.19       510,023.17     278,703.07      788,726.24   78,156,400.12
 8/11/09                 31         141         78,186,400.12       525,151.99     263,574.25      788,726.24   77,922,825.87
 9/11/09                 31         142         77,922,825.87       523,344.59     265,344.59      788,726.24   77,657,481.28
10/11/09                 30         143         77,657,481.28       504,773.63     283,952.61      788,726.24   77,373,528.66
11/11/09                 31         144         77,373,528.66       519,692.20     269,034.04      788,726.24   77,104,494.62
12/11/09                 30         145         77,104,494.62       501,179.22     287,547.03      788,726.24   76,616,947.60
 1/11/10                 31         146         76,816,947.60       515,953.83     272,772.41      788,726.24   76,544,175.19
 2/11/10                 31         147         76,544,175.19       514,121.71     274,604.53      788,726.24   76,269,570.66
 3/11/10                 28         148         76,269,570.66       462,702.06     326,024.18      788,726.24   75,943,546.48
 4/11/10                 31         149         75,943,546.48       510,087.49     278,638.75      788,726.24   75,664,907.72
 5/11/10                 30         150         75,664,907.12       491,821.90     296,904.34      788,726.24   75,368,003.38
 6/11/10                 31         151         75,368,003.38       506,221.76     282,504.49      788,726.24   75,085,498.90
 7/11/10                 30         152         75,085,498.90       488,055.74     300,670.50      788,726.24   74,784,828.40
 8/11/10                 31         153         74,784,828.40       502,304.76     286,421.48      788,726.24   74,498,406.92
 9/11/10                 31         154         74,498,406.92       500,380.97     288,345.27      788,726.24   74,210,061.65
10/11/10                 30         155         74,210,061.65       482,365.40     306,360.84      788,726.24   73,903,700.81
11/11/10                 31         156         73,903,700.81       496,386.52     292,339.72      788,726.24   73,611,361.09
12/11/10                 30         157         73,611,361.09       478,473.85     310,252.39      788,726.24   73,301,108.70
 1/11/11                 31         158         73,301,108.70       492,339.11     296,387.13      788,726.24   73,004,721.57
 2/11/11                 31         159         73,004,721.57       490,348.38     298,377.86      788,726.24   72,706,343.71
 3/11/11                 28         160         72,706,343.71       441,085.15     347,641.09      788,726.24   72,358,702.62
 4/11/11                 31         161         72,358,702.62       488,009.29     302,716.96      788,726.24   72,055,985.66
 5/11/11                 30         162         72,055,985.66       488,363.91     320,362.33      788,726.24   71,735,623.33
 6/11/11                 31         163         71,735,623.33       481,824.27     306,901.97      788,726.24   71,428,721.36
 7/11/11                 30         164         71,428,721.36       464,286.69     324,439.55      788,726.24   71,104,281.80
 8/11/11                 31         165         71,104,281.80       477,583.76     311,142.48      788,726.24   70,793,139.32
 9/11/11                 31         166         70,793,139.32       475,493.92     313,232.32      788,726.24   70,479,907.00
10/11/11                 30         167         70,479,907.00       458,119.40     330,606.85      788,726.24   70,149,300.16
11/11/11                 31         168         70,149,300.16       471,109.47     317,558.78      788,726.24   69,831,743.38
12/11/11                 30         169         69,831,743.38       453,906.33     334,819.91      788,726.24   69,495,923.47
 1/11/12                 31         170         69,496,923.47       466,787.67     321,938.57      788,726.24   69,174,984.90
 2/11/12                 31         171         69,174,984.90       464,625.32     324,100.93      788,726.24   68,860,883.97
 3/11/12                 29         172         68,850,883.97       432,613.05     356,113.19      788,726.24   68,494,770.79
 4/11/12                 31         173         68,494,770.79       460,056.54     328,669.70      788,726.24   68,166,101.09
 5/11/12                 30         174         68,166,101.09       443,079.66     345,646.58      788,726.24   67,820,454.51
 6/11/12                 31         175         67,820,454.51       455,527.39     333,198.85      788,726.24   67,487,255.66
 7/11/12                 30         176         67,487,255.65       438,667.16     360,069.08      788,726.24   67,137,196.57
 8/11/12                 31         177         67,137,196.57       450,938.17     337,788.07      788,726.24   66,799,408.50
 9/11/12                 31         178         66,799,408.50       448,669.36     340,056.88      788,726.24   66,459,351.62
10/11/12                 30         179         66,459,351.62       431,985.79     356,740.46      788,726.24   66,102,611.16
11/11/12                 31         180         66,102,611,16       443,989.20     344,737.04      788,726.24   65,757,874.13
12/11/12                 30         181         65,757,874.13       427,426.18     361,300.06      788,726.24   65,396,574.07
 1/11/13                 31         182         65,396,574.07       439,246.25     349,479.25      788,726.24   65,047,094.82
 2/11/13                 31         183         65,047,094.82       436,899.65     351,826.59      788,726.24   64,695,268.23
 3/11/13                 28         184         64,695,268.23       392,484.63     396,241.61      788,726.24   64,299,026.62
 4/11/13                 31         185         64,299,026.62       431,875.13     356,651.11      788,726.24   63,942,175.50
 5/11/13                 30         186         63,942,175.50       415,624.14     373,102.10      788,726.24   63,569,073.40
 6/11/13                 31         187         63,569,073.40       426,972.28     361,753.96      788,726.24   63,207,319.44
 7/11/13                 30         188         63,207,319.44       410,847.58     377,878.66      788,726.24   62,829,440.77
 8/11/13                 31         189         62,829,440.77       422,004.41     366,721.83      788,726.24   62,462,718.94
 9/11/13                 31         190         62,462,718.94       419,541.26     369,184.98      788,726.24   62,093,533.96
10/11/13                 30         191         62,093,533.96       403,607.97     385,118.27      788,726.24   61,708,415.69
11/11/13                 31         192         61,708,415.69       414,474.88     374,251.38      788,726.24   61,334,154.31
12/11/13                 30         193         61,334,164.31       398,672.07     390,054.17      788,726.24   60,944,110.14
 1/11/14                 31         194         60,944,110.14       409,341.27     379,384.97      788,726.24   60,564,725.17
 2/11/14                 31         195         60,564,725.17       406,793.07     381,933.17      788,726.24   60,182,792.00

Amortization Schedule:                             $103,000,000 Grande

                        Interpolated 12-yr UST            5.87%
                        Spread                            1.93%
                        Coupon (Actual/360)               7.80%

                        Amortization                      25.00
                        Anticipated Maturity              12.50
                        Constant                          9.19%




Closing Date:         11/26/97
                                                Senior Place
Payment Date                      Month       Beginning Balance      Interest        Principal      Payment      End Balance
 3/11/14                 28         196          60,182,792.00      365,108.94     423,617.30      788,726.24    59,759,174.70
 4/11/14                 31         197          59,759,174.70      401,382.46     387,343.78      766,726.24    59,371,830.91
 5/11/14                 30         198          59,371,830.91      385,916.90     402,809.34      788,726.24    58,969,021.57
 6/11/14                 31         199          58,969,021.57      396,075.26     392,660.98      788,726.24    58,576,370.59
 7/11/14                 30         200          58,576,370.59      380,746.41     407,979.83      788,726.24    58,168,390.76
 8/11/14                 31         201          58,168,390.76      390,697.69     398,028.55      788,726.24    57,770,362.21
 9/11/14                 31         202          57,770,362.21      388,024.27     400,701.97      788,726.24    57,369,660.24
10/11/14                 30         203          57,369,660.24      372,902.79     415,823.45      788,726.24    56,953,836.79
11/11/14                 31         204          56,953,836.79      382,630.94     406,168.30      788,726.24    58,547,650.48
12/11/14                 30         205          56,547,650.48      367,559.73     421,166.51      788,726.24    56,126,483.97
 1/11/15                 31         206          56,126,483.97      376,982.88     411,743.36      788,726.24    55,714,740.61
 2/11/15                 31         207          55,714,740.61      374,217.34     414,508.90      788,726.24    55,300,231.71
 3/11/15                 28         208          55,300,231.71      335,488.07     453,238.17      788,726.24    54,646,993.54
 4/11/15                 31         209          54,846,993.54      368,388.97     420,337.27      788,726.24    54,426,656.28
 6/11/15                 30         210          54,426,656.28      353,773.27     434,952.98      788,726.24    53,991,703.30
 6/11/15                 31         211          53,991,703.30      382,644.27     426,081.97      788,726.24    53,565,621.33
 7/11/15                 30         212          63,686,621.33      348,176.54     440,549.70      788,726.24    53,125,071.63
 8/11/15                 31         213          53,125,071.63      356,823.40     431,902.84      788,726.24    52,693,168.79
 9/11/15                 31         214          52,693,168.79      353,922.45     434,803.79      788,726.24    62,268,366,00
10/11/15                 30         215          52,268,385.00      339,679.37     449,046.87      788,726.24    51,809,318.13
11/11/15                 31         216          51,809,318.13      347,985.92     440,740.32      788,726.24    51,368,577.81
12/11/15                 30         217          51,388,577.81      333,895.76     454,830.40      788,726.24    50,913,747.32
 1/11/16                 31         218          50,913,747.32      341,970.67     446,755.57      788,726.24    50,466,991.75
 2/11/16                 31         219          50,466,991.75      338,959.96     440,758.28      788,726.24    50,017,235.47
 3/11/16                 29         220          50,017,235.47      314,274.96     474,451.28      788,726.24    49,542,784.19
 4/11/16                 31         221          49,542,784.19      332,762.37     455,983.87      788,726.24    49,088,820.32
 5/11/16                 30         222          49,086,820.32      319,064.33     469,661.91      788,726.24    48,617,168.41
 6/11/16                 31         223          48,617,158.41      326,545.25     462,180.99      788,726.24    48,154,977.42
 7/11/16                 30         224          48,154,977.42      313,007.35     475,718.89      788,726.24    47,679,258.53
 8/11/16                 31         225          47,679,258.53      320,245.69     468,480.55      788,726.24    47,210,777.97
 9/11/16                 31         226          47,210,777.97      317,099.06     471,627.18      788,726.24    46,739,160.79
10/11/16                 30         227          46,739,150.79      303,804.48     484,921.76      788,726.24    46,254,229.03
11/11/16                 31         228          46,254,229.03      310,674.24     478,052.00      788,726.24    45,776,177.03
12/11/16                 30         229          45,776,177.03      297,545.15     491,181.09      788,726.24    45,284,995.94
 1/11/17                 31         230          45,284,995.94      304,164.22     484,562.02      788,726.24    44,800,433.92
 2/11/17                 31         231          44,800,433.92      300,909.58     467,816.66      788,726.24    44,312,617.26
 3/11/17                 28         232          44,312,617.26      268,829.88     519,896.36      788,726.24    43,792,720.00
 4/11/17                 31         233          43,792,720.90      294,141.11     494,585.13      788,726.24    43,298,135.76
 5/11/17                 30         234          43,298,135,76      281,437.88     507,288.36      788,726.24    42,790,847.40
 6/11/17                 31         235          42,790,847.40      287,411.86     501,314.38      788,726.24    42,289,533.02
 7/11/17                 30         236          42,289,633.02      274,681.96     513,844.28      788,726.24    41,775,688.75
 8/11/17                 31         237          41,775,688.75      280,593.38     508,132.87      788,726.24    41,267,555.88
 9/11/17                 31         238          41,267,555.88      277,180.42     511,545.82      788,726.24    40,756,010.06
10/11/17                 30         239          40,756,010.06      264,914.07     523,812.18      788,726.24    40,232,107.88
11/11/17                 31         240          40,232,197.88      270,226.26     518,499.98      788,726.24    39,713,697.90
12/11/17                 30         241          39,713,697.90      258,130.04     530,587.20      788,726.24    39,183,110.70
 1/11/18                 31         242          39,183,110.70      263,179.89     525.546.35      788,726.24    38,667,684.35
 2/11/18                 31         243          38,657,564.35      259,649.97     529,076.27      788,726.24    38,128,488.08
 3/11/18                 28         244          38,128,488.08      231,312.83     557,413.41      788,726.24    37,571,074.87
 4/11/18                 31         245          37,671,074.67      252,362.38     636,373.86      788,726.24    37,034,700.81
 5/11/18                 30         246          37,034,700.81      240,725.56     548,000.69      788,726.24    36,486,700.13
 6/11/18                 31         247          36,486,700.13      245,069.00     543,657.24      788,726.24    35,943,042.89
 7/11/18                 30         248          35,943,042.89      233,629.78     555,096.46      788,726.24    35,387,948.43
 8/11/18                 31         249          35,387,946.43      237,689.04     551,037.20      788,726.24    34,836,909.22
 9/11/18                 31         250          34,836,909.22      233,987.91     554,738,33      788,726.24    34,282,170.80
10/11/18                 30         251          34,282,170.89      222,834.11     565,892.13      788,726.24    33,716,278.76
11/11/18                 31         252          33,716,278.76      226,461.01     562,265.24      788,726.24    33,154,013.52
12/11/18                 30         253          33,154,013.52      215,501.09     573,225.15      788,726.24    32,580,788.37
 1/11/19                 31         254          32,580,788.37      218,834.30     569,891.95      788,726.24    32,010,896.43
 2/11/19                 31         255          32,010,896.43      215,006.52     573,719.72      788,726.24    31,437,176.71
 3/11/19                 28         256          31,437,176.71      190,718.87     598,007.37      788,726.24    30,839,169.34
 4/11/19                 31         257          30,839,169.34      207,136.42     581,589.82      788,726.24    30,257,579.52
 5/11/19                 30         258          30,257,579.52      196,674.27     592,051.97      788,726.24    29,665,527.54
 6/11/19                 31         259          29,666,527.54      199,253.46     589,472.78      788,726.24    29,076,054.76
 7/11/19                 30         260          29,076,054.76      188,994.36     599,731.89      788,726.24    28,476,322.88

Amortization Schedule:                             $103,000,000 Grande

                        Interpolated 12-yr UST            5.87%
                        Spread                            1.93%
                        Coupon (Actual/360)               7.80%

                        Amortization                      25.00
                        Anticipated Maturity              12.50
                        Constant                          9.19%




Closing Date:         11/26/97
                                                Senior Place
Payment Date                      Month       Beginning Balance      Interest        Principal      Payment      End Balance
 8/11/19                 31         261          28,476,322.88      191,265.97     697,460.27      788,726.24        27,878.8
 9/11/19                 31         262          27,876,862.60      187,253.03     601,473.21      788,726.24        27,277.3
10/11/19                 30         263          27,277,389.30      177,303.03     611,423.21      788,726.24        26,665.
11/11/19                 31         264          26,665,966.18      179,106.41     609,619.63      788,726.24        26,056.3
12/11/19                 30         265          26,056,346.34      169,366.25     619,359.99      788,726.24        25,436.
 1/11/20                 31         266          25,436,986.35      170,851.76     617,674,48      788,726.24        24,819.1
 2/11/20                 31         267          24,819,111.87      166,701.70     622,024.54      788,726.24        24,197.0
 3/11/20                 29         268          24,197,087.33      152,036.37     636,687.88      788,726.24        23,580.
 4/11/20                 31         269          23,560,399.48      158,247.35     630,478.89      788,726.24        22,929.
 5/11/20                 30         270          22,929,920.57      149,044.48     639,681.76      788,726.24        22,290.
 6/11/20                 31         271          22,290,236.61      149,716.10     639,010.14      788,726.24        21,651.2
 7/11/20                 30         272          21,651,228.67      140,732.99     647,993.25      788,726.24        21,003.2
 8/11/20                 31         273          21,003,235.42      141,071.73     647,654.51      788,726.24        20,355.
 9/11/20                 31         274          20,355,580.91      136,721.65     652,004.59      788,726.24        19,703.
10/11/20                 30         275          19,703,576.32      128,073.25     660,653.00      788,726.24        19,042.
11/11/20                 31         276          19,042,923.32      127,904.97     660,821.27      788,726.24        18,382.
12/11/20                 30         277          18,382,102.05      119,463.66     66 ,242.58      788,726.24        17,712.
 1/11/21                 31         278          17,712,859.47      118,971.37     669,754.87      788,726.24        17,043.
 2/11/21                 31         279          17,043,104.60      114,472.85     674,253.39      788,726.24        16,368.
 3/11/21                 28         280          16,388,851.21       99,304.36     689,421.88      788,726.24        15,679.
 4/11/21                 31         281          15,679,429.34      105,313.50     683,412.74      788,726.24        14,996.
 5/11/21                 30         282          14,996,016.60       97,474.11     691,252.13      788,726.24        14,304.
 6/11/21                 31         283          14,304,764.46       96,080.33     692,645.91      788,726.24        13,612.
 7/11/21                 30         284          13,612,118.56       86,478.77     700,247.47      788,726.24        12,911.
 8/11/21                 31         285          12,911,671.09       86,724.73     702,001.51      788,726.24        12,209.
 9/11/21                 31         286          12,209,869.58       82,009.52     706,716.62      788,726.24        11,503.
10/11/21                 30         287          11,503,152.96       74,770.49     713,955.75      788,726.24        10,789.
11/11/21                 31         288          10,789,197.22       72,467.44     716,258.80      788,726.24        10,072.
12/11/21                 30         289          10,072,938.42       65,474.10     723,252.14      788,726.24         9,349.
 1/11/22                 31         290           9,349,886.27       62,796.73     725,927.51      788,726.24         8,623.
 2/11/22                 31         291           6,523,758.78       67,922.91     730,803.33      788,726.24         7,892.
 3/11/22                 28         292           7,602,955.43       47,883.93     740,842.31      788,726.24         7,152.
 4/11/22                 31         293           7,152,113.12       48,038.36     740,687.88      788,726.24         6,411.
 5/11/22                 30         294           6,411,425.24       41,674.26     747,051.98      788,726.24         5,664.
 6/11/22                 31         295           5,664,373.26       38,045.71     750,680.53      788,726.24         4,913.
 7/11/22                 30         296           4,913,692.73       31,939.00     756,787.24      788,726.24         4,156.
 8/11/22                 31         297           4,156,905.49       27,920.55     760,805.6       788,726.24         3,396.
 9/11/22                 31         298           3,396,099.80       22,810.47     765,915.77      788,726.24         2,630.
10/11/22                 30         299           2,630,184.03       17,096.20     771,630.04      788,726.24         1,858.
11/11/22                 31         300           1,858,553.98       12,483.29     776,242.95      788,726.24         1,082.
12/11/22                 30         301           1,082,311.03        7,035.02   1,082,311.03    1,089,348.05
